FORM OF AMENDMENT TO SERVICE AGREEMENT

This Amendment to Service Agreement (the “Amendment”), dated and effective December     , 2019, is by and between State Street Bank and Trust Company, a Massachusetts trust company (“State Street”), and each management investment company identified on Schedule A (each, a “Trust”).

WHEREAS, State Street and each Trust entered into a Service Agreement dated and effective as of May 31, 2018 (as amended, supplemented, restated or otherwise modified from time to time, the “Agreement”); and

WHEREAS, State Street and the undersigned Trust desire to amend the Agreement as more particularly set forth below.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree to amend the Agreement, pursuant to the terms thereof, as follows:

1.	Amendment.

(a)

The UBS Series Funds has established three new series of shares to be known as UBS SELECT ESG PRIME INSTITUTIONAL FUND, UBS SELECT ESG PRIME INVESTOR FUND, and UBS SELECT ESG PRIME PREFERRED FUND and the Master Trust has established one new series of shares to be known as ESG PRIME MASTER FUND, (the “New Funds”),

(b)

In accordance with Section 1, of the Agreement, the undersigned Trust hereby requests that State Street act as service provider for each of the New Funds under the terms of the Agreement. In connection with such request, the undersigned New Funds hereby confirm to State Street, as of the date hereof, its representations and warranties set forth in Section 4 of the Agreement.

(c)

Schedule A is hereby amended in its entirety and replaced with the new Schedule A attached hereto. Additionally, for the avoidance of doubt, the following Funds have ceased operations and are hereby removed from Schedule A:

UBS Select Government Capital Fund

UBS Select Treasury Capital Fund

SMA Relationship Trust Series S

(d)	Annex I to Schedule B6 is hereby amended in its entirety and replaced with the new Annex I attached hereto.

2.	Miscellaneous.

(a)    Except as expressly amended hereby, all provisions of the Agreement shall remain in full force and effect.

(b)    Capitalized terms used in this Amendment without definition shall have the respective meanings given to such terms in the Agreement.

(c)    This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be executed in either original or electronically transmitted form (e.g., faxes or emailed portable document format (PDF) form), and the parties hereby adopt as original any signatures received via electronically transmitted form.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the undersigned, by their authorized representatives, have executed this Annex 1 as of the last signature date set forth below.

EACH OF THE MANAGEMENT INVESTMENT COMPANIES

SET FORTH ON SCHEDULE A HERETO, SEVERALLY AND NOT JOINTLY

BY:
NAME:
TITLE:

BY:
NAME:
TITLE:

STATE STREET BANK AND TRUST COMPANY

By:
Name: Andrew Erickson
Title: Executive Vice President, Duly Authorized

Amendment to Service Agreement

AMENDMENT TO SERVICE AGREEMENT

SCHEDULE A

Listing of Fund(s)

PACE®Select Advisors Trust

PACE Alternative Strategies Investments

PACE Global Real Estate Securities Investments

UBS Government Money Market Investments Fund1

PACE High Yield Investments

PACE Intermediate Fixed Income Investments

PACE International Emerging Markets Equity Investments

PACE International Equity Investments

PACE Global Fixed Income Investments2

PACE Large Co Growth Equity Investments

PACE Large Co Value Equity Investments

PACE Mortgage-Backed Securities Fixed Income Investments

PACE Municipal Fixed Income Investments

PACE Small/Medium Co Growth Equity Investments

PACE Small/Medium Co Value Equity Investments

PACE Strategic Fixed Income Investments

Money Market Funds

Government Master Fund

Limited Purpose Cash Investment Fund

ESG Prime Master Fund

Prime CNAV Master Fund

Prime Master Fund

Tax-Free Master Fund

Treasury Master Fund

UBS Liquid Assets Government Fund

UBS Prime Investor Fund

UBS Prime Preferred Fund

UBS Prime Reserves Fund

UBS RMA Government Money Market Fund

UBS Select ESG Prime Institutional Fund

UBS Select ESG Prime Investor Fund

UBS Select ESG Prime Preferred Fund

UBS Select Government Institutional Fund

UBS Select Government Investor Fund

UBS Select Government Preferred Fund

UBS Select Prime Institutional Fund

UBS Select Prime Investor Fund

UBS Select Prime Preferred Fund

UBS Select Treasury Institutional Fund

UBS Select Treasury Investor Fund

UBS Select Treasury Preferred Fund

UBS Tax-Free Investor Fund

UBS Tax-Free Preferred Fund

UBS Tax-Free Reserves Fund

[1]	Formerly known as PACE Government Money Market Investments
[2]	Formerly known as PACE International Fixed Income Investments

Short Duration Fixed Income Fund

UBS Ultra Short Income Fund

Quantitative Allocation Fund

UBS U.S. Allocation Fund

The UBS Funds

UBS Global Allocation Fund

UBS U.S. Sustainable Equity Fund

UBS U.S. Small Cap Growth Fund

UBS International Sustainable Equity Fund

UBS Dynamic Alpha Fund

UBS Municipal Bond Fund

UBS Total Return Bond Fund

UBS Emerging Market Equity Opportunity Fund

UBS Engage For Impact Fund

UBS Sustainable Development Bank Bond Fund

SMA Relationship Trust

SMA Relationship Trust Series T

SMA Relationship Trust Series M

SMA Relationship Trust Series G

AMENDMENT TO SERVICE AGREEMENT

ANNEX I TO SCHEDULE B6

Form N-PORT Services and Quarterly Portfolio of Investments Services	Service Type:

PACE®SELECT ADVISORS TRUST	Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services
PACE Alternative Strategies Investments	Standard
PACE Global Real Estate Securities Investments
UBS Government Money Market Investments Fund
PACE High Yield Investments
PACE Intermediate Fixed Income Investments
PACE International Emerging Markets Equity Investments
PACE International Equity Investments
PACE Global Fixed Income Investments
PACE Large Co Growth Equity Investments
PACE Large Co Value Equity Investments
PACE Mortgage-Backed Securities Fixed Income Investments
PACE Municipal Fixed Income Investments

PACE Small/Medium Co Growth Equity Investments
PACE Small/Medium Co Value Equity Investments
PACE Strategic Fixed Income Investments
SHORT DURATION FIXED INCOME FUND	Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services
UBS Ultra Short Income Fund	Standard
QUANTITATIVE ALLOCATION FUND	Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services
UBS U.S. Allocation Fund	Standard
THE UBS FUNDS	Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services
UBS Global Allocation Fund	Standard
UBS U.S. Sustainable Equity Fund
UBS U.S. Small Cap Growth Fund
UBS International Sustainable Equity Fund
UBS Engage For Impact Fund
UBS Sustainable Development Bank Bond Fund
UBS Dynamic Alpha Fund

UBS Municipal Bond Fund
UBS Total Return Bond Fund
UBS Emerging Market Equity Opportunity Fund
SMA RELATIONSHIP TRUST	Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services
SMA Relationship Trust Series T	Standard
SMA Relationship Trust Series M
SMA Relationship Trust Series G

Form N-CEN Services
PACE®SELECT ADVISORS TRUST SHORT DURATION FIXED INCOME FUND QUANTITATIVE ALLOCATION FUND THE UBS FUNDS SMA RELATIONSHIP TRUST

IN WITNESS WHEREOF, the undersigned, by their authorized representatives, have executed this Annex 1 as of the last signature date set forth below.

EACH OF THE MANAGEMENT INVESTMENT COMPANIES

SET FORTH ON SCHEDULE A HERETO, SEVERALLY AND NOT JOINTLY

By:
Name:
Title:

By:
Name:
Title:

STATE STREET BANK AND TRUST COMPANY

By:
Name:
Title: